Exhibit 10.23









___________________________________________________________________________


                        STEEL OF WEST VIRGINIA, INC.


                      1995 EMPLOYEE STOCK OPTION PLAN


___________________________________________________________________________





















April 1, 1995

                             Table of Contents
                             -----------------

                                                                       Page

I.   Purposes of the Plan . . . . . . . . . . . . . . . . . . . . . . .   1

II.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

III. Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . .   4

IV.  Administration . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     A.   Duties of the Committee . . . . . . . . . . . . . . . . . . .   4
     B.   Advisors  . . . . . . . . . . . . . . . . . . . . . . . . . .   4
     C.   Indemnification . . . . . . . . . . . . . . . . . . . . . . .   5
     D.   Meetings of the Committee . . . . . . . . . . . . . . . . . .   5
     E.   Determinations  . . . . . . . . . . . . . . . . . . . . . . .   5

V.   Shares; Adjustment Upon Certain Events . . . . . . . . . . . . . .   5
     A.   Shares to be Delivered; Fractional Shares . . . . . . . . . .   5
     B.   Number of Shares  . . . . . . . . . . . . . . . . . . . . . .   6
     C.   Adjustments; Recapitalization, etc. . . . . . . . . . . . . .   6

VI.  Awards and Terms of Options  . . . . . . . . . . . . . . . . . . .   7
     A.   Grant . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     B.   Exercise Price  . . . . . . . . . . . . . . . . . . . . . . .   7
     C.   Number of Shares  . . . . . . . . . . . . . . . . . . . . . .   7
     D.   Exercisability  . . . . . . . . . . . . . . . . . . . . . . .   7
     E.   Acceleration of Exercisability  . . . . . . . . . . . . . . .   8
     F.   Exercise of Options.  . . . . . . . . . . . . . . . . . . . .   9
     G.   Incentive Stock Option Limitations. . . . . . . . . . . . . .  10

VII. Effect of Termination of Employment  . . . . . . . . . . . . . . .  10
     A.   Death, Disability, Retirement, etc. . . . . . . . . . . . . .  10
     B.   Cause . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     C.   Cancellation of Options . . . . . . . . . . . . . . . . . . .  11

VIII.     Nontransferability of Options . . . . . . . . . . . . . . . .  11

IX.  Rights as a Stockholder  . . . . . . . . . . . . . . . . . . . . .  11

X.   Termination, Amendment and Modification  . . . . . . . . . . . . .  12
     General Amendments and Termination . . . . . . . . . . . . . . . .  12

XI.  Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . .  13

                                                                       Page
                                                                       ----

XII. General Provisions . . . . . . . . . . . . . . . . . . . . . . . .  13
     A.   Right to Terminate Employment . . . . . . . . . . . . . . . .  13
     B.   Purchase for Investment . . . . . . . . . . . . . . . . . . .  13
     C.   Trusts, etc.  . . . . . . . . . . . . . . . . . . . . . . . .  13
     D.   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
     E.   Severability of Provisions  . . . . . . . . . . . . . . . . .  14
     F.   Payment to Minors, Etc. . . . . . . . . . . . . . . . . . . .  14
     G.   Headings and Captions . . . . . . . . . . . . . . . . . . . .  14
     H.   Controlling Law . . . . . . . . . . . . . . . . . . . . . . .  14
     I.   Other Benefits  . . . . . . . . . . . . . . . . . . . . . . .  14
     J.   Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     K.   Section 162(m) Deduction Limitation . . . . . . . . . . . . .  15
     L.   Section 16(b) of the Act  . . . . . . . . . . . . . . . . . .  15

XIII.     Issuance of Stock Certificates;
     Legends; Payment of Expenses . . . . . . . . . . . . . . . . . . .  15
     A.   Stock Certificates  . . . . . . . . . . . . . . . . . . . . .  15
     B.   Legends . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     C.   Payment of Expenses . . . . . . . . . . . . . . . . . . . . .  15

XIV. Listing of Shares and Related Matters  . . . . . . . . . . . . . .  15

XV.  Withholding Taxes  . . . . . . . . . . . . . . . . . . . . . . . .  16


Form of Option Agreement  . . . . . . . . . . . . . . . . . . . . Exhibit A

                        Steel of West Virginia, Inc.


                      1995 Employee Stock Option Plan


I.   Purposes of the Plan
     --------------------

          The purposes of this 1995 Employee Stock Option Plan (the "Plan") are to enable Steel of West Virginia, Inc. (the "Company") and Designated Subsidiaries (as defined herein) to attract, retain and motivate certain employees who are important to the success and growth of the business of the Company and Designated Subsidiaries and to create a long-term mutuality of interest between such employees and the stockholders of the Company by granting the options to purchase Common Stock (as defined herein).


II.  Definitions
     -----------

          In addition to the terms defined elsewhere herein, for purposes of this Plan, the following terms will have the following meanings when used herein with initial capital letters:

          A. "Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

          B.   "Board" means the Board of Directors of the Company.

          C. "Cause" means that the Committee shall have determined that any of the following events has occurred: (1) an act of fraud, embezzlement, misappropriation of business or theft committed by a Participant in the course of his or her employment or any intentional or grossly negligent misconduct of a Participant which injures the business or reputation of the Company or Designated Subsidiaries; (2) intentional or grossly negligent damage committed by a Participant to the property of the Company or Designated Subsidiaries; (3) a Participant's willful failure or refusal to perform the customary duties and responsibilities of his or her position with the Company or Designated Subsidiaries; (4) a Participant's material breach of any covenant, condition or obligation required to be performed by him or her pursuant to this Plan, the Option Agreement or any other agreement between him or her and the Company or Designated Subsidiaries or a Participant's intentional or grossly negligent violation of any material written policy of the Company or Designated Subsidiaries; or (5) commission by a Participant of a felony or a crime or act involving moral turpitude that brings the Company or Designated Subsidiaries into public disrepute. Cause shall be deemed to exist as of the date any of the above events occur even if the Committee's determination is later and whether or not such determination is made before or after Termination of Employment.

          D.   "Code" means the Internal Revenue Code of 1986, as amended.

          E. "Committee" means such committee, if any, appointed by the Board to administer the Plan, consisting of two or more directors as may be appointed from time to time by the Board each of whom, unless otherwise determined by the Board, shall be disinterested persons as defined in Rule 16b-3 promulgated under Section 16(b) of the Act and outside directors as defined in Section 162(m) of the Code. If the Board does not appoint a committee for this purpose, "Committee" means the Board.

          F. "Common Stock" means the common stock of the Company, par value $.01 per share, any Common Stock into which the Common Stock may be converted and any Common Stock resulting from any reclassification of the Common Stock.

          G. "Company" means Steel of West Virginia, Inc., a Delaware corporation.

          H. "Designated Subsidiary" means any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code. An entity shall be deemed a Designated Subsidiary only for such periods as the requisite ownership relationship is maintained.

          I. "Disability" means a permanent and total disability, rendering a Participant unable to perform the duties performed by the Participant for the Company or Designated Subsidiaries by reason of physical or mental disability for a period of four consecutive months, or for a period of more than an aggregate of six months in any twelve month period. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

          J. "Fair Market Value" shall mean, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales prices reported for the Common Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not readily tradeable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set by the Committee based upon its assessment of the cash price that would be paid between a fully informed buyer and seller under no compulsion to buy or sell (without giving effect to any discount for a minority interest or any restrictions on transferability or any lack of liquidity of the stock).

          K. "Incentive Stock Option" shall mean any Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          L. "Key Employee" means any person who is an officer or other valuable employee of the Company or a Designated Subsidiary, as determined by the Committee in its sole discretion. A Key Employee may, but need not, be an officer of the Company or a Designated Subsidiary.

          M. "Non-Qualified Stock Option" shall mean any Option awarded under this Plan that is not an Incentive Stock Option.

          N. "Option" means the right to purchase one Share at a prescribed purchase price on the terms specified in the Plan.

          O. "Participant" means a Key Employee who is granted Options under the Plan which Options have not expired.

          P. "Person" means any individual or entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person as the context may require.

          Q. "Retirement" means a Termination of Employment at or after age 65 (or, with the consent of the Committee, any age between age 55 and 65).

          R. "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

          S.   "Share" means a share of Common Stock.

          T. "Ten Percent Shareholder" shall mean a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company as defined in
Section 422 of the Code.

          U. "Termination of Employment" with respect to an individual means that individual is no longer actively employed by the Company or a Designated Subsidiary on a full-time basis, irrespective of whether or not such employee is receiving salary continuance pay, is continuing to participate in other employee benefit programs or is otherwise receiving severance type payments. In the event an entity shall cease to be a Designated Subsidiary, there shall be deemed a Termination of Employment of any individual who is not otherwise an employee of the Company or another Designated Subsidiary at the time the entity ceases to be a Designated Subsidiary. A Termination of Employment shall not include a leave of absence approved for purposes of the Plan by the Committee.

III. Effective Date
     --------------

          The Plan shall become effective on April 1, 1995 (the "Effective Date"), subject to its approval by the stockholders of the Company in accordance with Rule 16b-3 promulgated under the Act within one year after the Plan is adopted by the Board of Directors of the Company. Grants of Options by the Committee under the Plan may be made on or after the Effective Date of the Plan, including retroactively, provided that, if the Plan is not approved by the stockholders of the Company as provided in the preceding sentence, all Options which have been granted by the Committee shall be null and void. No Options may be exercised prior to the approval of the Plan by the stockholders of the Company as aforesaid.


IV.  Administration
     --------------

          A.   Duties of the Committee.  The Plan shall be administered and
               -----------------------
interpreted by the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to select Participants in, and grant Options under, the Plan; to determine the terms, exercise price and form of exercise payment for each Option granted under the Plan; to determine the consideration to be received by the Company in exchange for the grant of the Options; to determine whether and to what extent Incentive Stock Options and Non-Qualified Stock Options, or any combination thereof, are to be granted hereunder to one or more Key Employees to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan (which need not be uniform) and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. Any determination, action or conclusion of the Committee shall be final, conclusive and binding on all parties. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such
Section 422.

          B.   Advisors.  The Committee may employ such legal counsel,
               --------
consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

          C.   Indemnification.  To the maximum extent permitted by
               ---------------
applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, members or former members may have as directors under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Designated Subsidiary. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Options granted to him or her under this Plan.

          D.   Meetings of the Committee.  The Committee shall adopt such
               -------------------------
rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed from the Committee at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board.
All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee are in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

          E.   Determinations.  Each determination, interpretation or other
               --------------
action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company and Designated Subsidiaries, directors, officers and other employees of the Company and Designated Subsidiaries, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.


V.   Shares; Adjustment Upon Certain Events
     --------------------------------------

          A.   Shares to be Delivered; Fractional Shares.  Shares to be
               -----------------------------------------
issued under the Plan shall be made available, at the sole discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by the Company and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option. In lieu thereof, the Company shall pay a cash adjustment equal to the same fraction of the Fair Market Value of one Share on the date of exercise.

          B.   Number of Shares.  Subject to adjustment as provided in this
               ----------------
Article V, the maximum aggregate number of Shares that may be issued under the Plan shall be 430,000. If Options are for any reason canceled, or expire or terminate unexercised, the Shares covered by such Options shall again be available for the grant of Options, subject to the foregoing limit.

          C.   Adjustments; Recapitalization, etc.  The existence of the
               ----------------------------------
Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or Designated Subsidiaries, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. The Committee may make or provide for such adjustments in the maximum number of Shares specified in Article V(B), in the number of Shares covered by outstanding Options granted hereunder, and/or in the Purchase Price (as hereinafter defined) applicable to such Options or such other adjustments in the number and kind of securities received upon the exercise of Options, as the Committee in its sole discretion may determine is equitably required to prevent dilution or enlargement of the rights of Participants or to otherwise recognize the effect that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company's assets (the foregoing being referred to as "Acquisition Events"), then the Committee may in its sole discretion terminate all outstanding Options effective as of the consummation of the Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event; provided that, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each Participant shall have the right to exercise in full all the Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number and class of shares and/or other securities or property subject to Options theretofore granted or the Purchase Price (as hereinafter defined).


VI.  Awards and Terms of Options
     ---------------------------

          A.   Grant.  The Committee may grant Non-Qualified Stock Options
               -----
or Incentive Stock Options, or any combination thereof to Key Employees.
To the extent that the maximum number of authorized Shares with respect to which Options may be granted are not granted in a particular calendar year to a Participant (beginning with the year in which the Participant receives his or her first grant of Options hereunder), such ungranted Options for any year shall increase the maximum number of Shares with respect to which Options may be granted to such Participant in subsequent calendar years during the term of the Plan until used. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Each Option shall be evidenced by an Option agreement (the "Option Agreement") in such form as the Committee shall approve from time to time.

          B.   Exercise Price.  The purchase price per Share (the "Purchase
               --------------
Price") deliverable upon the exercise of a Non-Qualified Stock Option shall be determined by the Committee and set forth in a Participant's Option Agreement, provided that the Purchase Price shall not be less than the par value of a Share. The Purchase Price deliverable upon the exercise of an Incentive Stock Option shall be determined by the Committee and set forth in a Participant's Option Agreement but shall be not less than 100% of the Fair Market Value of a Share at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Shareholder, the Purchase Price shall be no less than 110% of the Fair Market Value of a Share.

          C.   Number of Shares.  The Option Agreement shall specify the
               ----------------
number of Options granted to the Participant, as determined by the Committee in its sole discretion.

          D.   Exercisability.   Except as otherwise provided herein or in
               --------------
the Option Agreement, each Option granted under this Plan shall be exercisable on and after the first anniversary of the date as of which such Option is granted, and at the time of grant the Committee shall specify on what terms the Options granted shall be exercisable, provided that the Committee may at any time accelerate the time at which all or any part of the Options may be exercised and may waive any other conditions to exercise. No Option shall be exercisable after the expiration of ten years from the date of grant; provided, however, the term of an Incentive Stock Option granted to a Ten Percent Shareholder may not exceed five years. Each Option shall be subject to earlier termination as provided in Article VII below.

          E.   Acceleration of Exercisability.
               ------------------------------

               All Options granted and not previously exercisable shall become fully exercisable immediately upon the later of a Change of Control (as defined herein). For this purpose, a "Change of Control" shall be deemed to have occurred upon:

                    (a) an acquisition after the Effective Date by any individual, entity or group (within the meaning of Section 13d-3 or 14d-1 of the Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of more than 30% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, including, but not limited to, by merger, consolidation or similar corporate transaction or by purchase; excluding, however, the following: (x) any such acquisition by the Company or Designated Subsidiaries or (y) any such acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or Designated Subsidiaries; or

                    (b)  the approval of the stockholders of the Company of
          (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of more than 80% of the assets of the Company and Designated Subsidiaries on a consolidated basis (determined under generally accepted accounting principles as determined in good faith by the Committee); excluding, however, such a sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 70% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the outstanding Shares immediately prior to such sale or other disposition, (y) no Person (other than the Company, Designated Subsidiaries, and any employee benefit plan (or related trust) of the Company or Designated Subsidiaries or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 70% or more of the outstanding Shares) will beneficially own, directly or indirectly, 70% or more of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) individuals who were members of the board prior to such sale or other disposition will constitute at least a majority of the members of the board of directors of such corporation.

                    (c) within any 24 month period beginning on or after the Effective Date, the persons who were directors of the Company immediately before the beginning of such period ("Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with approval of, at least two-thirds of the directors who qualified as Incumbent Directors either actually or by prior operation of this subsection, unless such election, recommendation or approval was a result of an actual or threatened election contest of the type contemplated by Regulation 14a-11 promulgated under the Exchange Act or any successor provision.

          F.   Exercise of Options.
               -------------------

               1. A Participant may elect to exercise one or more Options by giving written notice to the Committee of such election and of the number of Options such Participant has elected to exercise, accompanied by payment in full of the aggregate Purchase Price for the number of Shares for which the Options are being exercised.

               2. Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise as follows:

                    (a) in cash or by check, bank draft or money order payable to the order of Company;

                    (b) if the Shares are traded on a national securities exchange, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Purchase Price; or

                    (c) on such other terms and conditions as may be acceptable to the Committee (which may include payment in full or in part by the transfer of Shares which have been owned by the Participant for at least six months or the surrender of Options owned by the Participant) and in accordance with applicable law.

               3. Upon receipt of payment, the Company shall deliver to the Participant as soon as practicable a certificate or certificates for the Shares then purchased.

          G.   Incentive Stock Option Limitations.  To the extent that the
               ----------------------------------
aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

          To the extent permitted under Section 422 of the Code, or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement, if (i) a Participant's employment with the Company or Designated Subsidiary is terminated by reason of death, Disability, Retirement or termination without Cause, and (ii) the portion of any Incentive Stock Option that would be exercisable during the post-termination period specified under Article VII but for the $100,000 limitation currently contained in Section 422(d) of the Code, is greater than the portion of such Stock Option that is immediately exercisable as an `incentive stock option' during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option. If the exercise of an Incentive Stock Option is accelerated for any reason, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

          Should any of the foregoing provisions not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company, except as otherwise required by law.


VII. Effect of Termination of Employment
     -----------------------------------

          A.   Death, Disability, Retirement, etc.  Except as otherwise
               -----------------------------------
provided in the Participant's Option Agreement, upon Termination of Employment other than for Cause, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Employment (and any Options not previously exercisable but made exercisable by the Committee at or after the Termination of Employment) shall remain exercisable by the Participant (or in the case of death, by the Participant's estate or by the person given authority to exercise such Options by the Participant's will or by operation of law) until the expiration of the Option in accordance with the terms of the Plan and grant.

          B.   Cause.  Upon the Termination of Employment of a Participant
               -----
for Cause, or if the Company or a Designated Subsidiary obtains or discovers information after Termination of Employment that such Participant had engaged in conduct that would have justified a Termination of Employment for Cause during employment, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

          C.   Cancellation of Options.  Except as otherwise provided in
               -----------------------
Article VI(E), no Options that were not exercisable during the period of employment shall thereafter become exercisable upon a Termination of Employment for any reason or no reason whatsoever, and such options shall terminate and become null and void upon a Termination of Employment, unless the Committee determines in its sole discretion that such Options shall be exercisable.


VIII.     Nontransferability of Options
          -----------------------------

          No Option shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution, and during the lifetime of the Participant may be exercised only by the Participant or his or her guardian or legal representative. An option shall also be transferable under a domestic relations order that is a "qualified domestic relations order", as defined in Section 414(p) of the Code, but may thereafter not be further transferred except as provided in the prior sentence (with the alternate payee under such order being substituted for "Participant"). In addition, except as provided above, no Option shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event of any levy upon any Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Option shall immediately terminate and become null and void. Notwithstanding the "qualified domestic relations order" exception above, an Incentive Stock Option shall not be transferable except as permitted under Code Section 422(b)(5) and a Nonqualified Stock Option shall not be transferable unless (i) such transfer is not considered a disposition within the meaning of Code Section 83 or (ii) such Option is not immediately exercisable in full on the date of grant.


IX.  Rights as a Stockholder
     -----------------------

          A Participant (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Option until such Participant (or permitted transferee) shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided in this Plan.

X.   Termination, Amendment and Modification
     ---------------------------------------

          General Amendments and Termination.  The Plan shall terminate at
          ----------------------------------
the close of business on the fifth anniversary of the Effective Date (the "Termination Date"), unless terminated sooner as hereinafter provided, and no Option shall be granted under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Options that by their terms continue beyond the Termination Date. At any time prior to the Termination Date, the Committee may amend or terminate the Plan or suspend the Plan in whole or in part.

          The Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirements referred to in Article XII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that,
                                                   --------  -------
unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Options granted prior to such amendment, suspension or termination, may not, be materially impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company entitled to vote, no amendment may be made which would (i) materially increase the aggregate number of shares of Common Stock that may be issued under this Plan (except by operation of Article V); (ii) decrease the minimum Purchase Price of any Option or (iii) extend the maximum option period.

          The Committee may amend the terms of any Option granted, prospectively or retroactively, but, subject to Article VI above or as otherwise provided herein, no such amendment or other action by the Committee shall materially impair the rights of any Participant without the Participant's consent. No modification of an Option shall adversely affect the status of an Incentive Stock Option as an incentive stock option under
Section 422 of the Code. Notwithstanding the foregoing, however, no such amendment may, without the approval of the stockholders of the Company, effect any change that would require stockholder approval under applicable law.

          This Plan and any Options granted hereunder shall terminate and be void if this Plan does not receive the approval of the stockholders of the Company that may be required under Rule 16b-3 promulgated under the Act within one year after the Plan is adopted by the Board of Directors of the Company. Except as otherwise required by law, or as provided in this Plan, no termination, amendment or modification of this Plan may, without the consent of the Participant or the permitted transferee of his or her Option, alter or impair the rights and obligations arising under any then outstanding Option.

XI.  Use of Proceeds
     ---------------

          The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of Company and used for its general corporate purposes as the Board shall determine.


XII. General Provisions
     ------------------

          A.   Right to Terminate Employment.  Neither the adoption of the
               -----------------------------
Plan nor the grant of Options shall impose any obligation on the Company or Designated Subsidiaries to continue the employment of any Participant, nor shall it impose any obligation on the part of any Participant to remain in the employ of the Company or Designated Subsidiaries.

          B.   Purchase for Investment.  If the Board or the Committee
               -----------------------
determines that the law so requires, the holder of an Option granted hereunder shall, upon any exercise or conversion thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, representing and warranting that such Participant is purchasing or accepting the Shares then acquired for such Participant's own account and not with a view to the resale or distribution thereof, that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to
(i) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act, and that in claiming such exemption the holder will, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel acceptable to the Company as to the availability of such exception.

          C.   Trusts, etc.  Nothing contained in the Plan and no action
               ------------
taken pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by the Company in connection with the Plan shall continue to be part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

          D.   Notices  Any notice to the Company required by or in respect
               -------
of this Plan will be addressed to the Company at 17th Street and 2nd Avenue, Huntington, West Virginia 25703, Attention: Chief Financial Officer, or such other place of business as shall become the Company's principal executive offices from time to time. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any such notice to the Participant will, if the Company has received notice that the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of his status and address (and has provided such reasonable substantiating information as the Company may request) by written notice under this Section. Any notice required by or in respect of this Plan will be deemed to have been duly given when delivered in person or when dispatched by telegram or one business day after having been dispatched by a nationally recognized overnight courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid. The Company assumes no responsibility or obligation to deliver any item mailed to such address that is returned as undeliverable to the addressee and any further mailings will be suspended until the Participant furnishes the proper address.

          E.   Severability of Provisions.  If any provisions of the Plan
               --------------------------
shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

          F.   Payment to Minors, Etc.  Any benefit payable to or for the
               -----------------------
benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

          G.   Headings and Captions.  The headings and captions herein are
               ---------------------
provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

          H.   Controlling Law.  The Plan shall be construed and enforced
               ---------------
according to the laws of the State of Delaware.

          I.   Other Benefits.  No payment under this Plan shall be
               --------------
considered compensation for purposes of computing benefits under any retirement plan of the Company or a Designated Subsidiary nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability of benefits is related to the level of compensation.

          J.   Costs.  The Company shall bear all expenses included in
               -----
administering this Plan, including expenses of issuing Common Stock pursuant to any Options hereunder.

          K.   Section 162(m) Deduction Limitation.  The Committee at any
               -----------------------------------
time may in its sole discretion limit the number of Options that can be exercised in any taxable year of the Company, to the extent necessary to prevent the application of Section 162(m) of the Code (or any similar or successor provision), provided that the Committee may not postpone the earliest date on which Options can be exercised beyond the last day of the stated term of such Options.

          L.   Section 16(b) of the Act. All elections and transactions
               ------------------------
under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with all exemptive conditions under Rule 16b-3 promulgated under the Act. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.


XIII.     Issuance of Stock Certificates;
     Legends; Payment of Expenses
     ----------------------------

          A.   Stock Certificates.  Upon any exercise of an Option and
               ------------------
payment of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by the Company in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons.

          B.   Legends.  Certificates for Shares issued upon exercise of an
               -------
Option shall bear such legend or legends as the Committee, in its sole discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between Company and the Participant with respect to such Shares.

          C.   Payment of Expenses.  The Company shall pay all issue or
               -------------------
transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.


XIV. Listing of Shares and Related Matters
     -------------------------------------

          If at any time the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of Options or the award or sale of Shares under the Plan, no Option grant shall be effective and no Shares will be delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.


XV.  Withholding Taxes
     -----------------

          The Company shall have the right to require prior to the issuance or delivery of any shares of Common Stock payment by the Participant of any Federal, state or local taxes required by law to be withheld.

          The Committee may permit any such withholding obligation to be satisfied by reducing the number of shares of Common Stock otherwise deliverable. A person required to file reports under Section 16(a) of the Exchange Act with respect to securities of the Company may elect to have a sufficient number of shares of Common Stock withheld to fulfill such tax obligations (hereinafter a "Withholding Election") only if the election complies with such conditions as are necessary to prevent the withholding of such shares from being subject to Section 16(b) of the Exchange Act. To the extent necessary under then current law, such conditions shall include the following: (x) the Withholding Election shall be subject to the approval of the Committee and (y) the Withholding Election is made (i) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date or is made in advance but takes effect during such period, (ii) six (6) months before the stock award becomes taxable, or
(iii) during any other period in which a Withholding Election may be made under the provisions of Rule 16b-3 promulgated under the Act. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

                                                       Exhibit A
                                                       ---------


                        STEEL OF WEST VIRGINIA, INC.
                              OPTION AGREEMENT
                              PURSUANT TO THE
                      1995 EMPLOYEE STOCK OPTION PLAN
                   -------------------------------------


AGREEMENT, dated ____________, 1995 by and between Steel of West Virginia, Inc. (the "Company") and ___________________ (the "Participant").

Preliminary Statement
---------------------

The Committee of the Board of Directors of the Company (the "Committee"), pursuant to the Company's 1995 Employee Stock Option Plan, annexed hereto as Exhibit A (the "Plan"), has authorized the granting to the Participant, as a Key Employee (as defined in the Plan), of a [nonqualified stock option] [incentive stock option] (the "Option") to purchase the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), set forth below. The parties hereto desire to enter into this Agreement in order to set forth the terms of the Option.

          Accordingly, the parties hereto agree as follows:

          1.   Tax Matters.  [No part of the Option granted hereby is
               -----------
intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").] [The Option granted hereby is intended to qualify as an "incentive stock option" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").]

          2.   Grant of Option.  Subject in all respects to the Plan and
               ---------------
the terms and conditions set forth herein and therein, the Participant is hereby granted the Option to purchase from the Company up to _______ Shares (as defined in the Plan), at a price per Share of $_________ (the "Option Price").

          3.   Vesting.  The Option may be exercised by the Participant, in
               -------
whole or in part, at any time or from time to time on and after the first anniversary of the date of grant and prior to the expiration of the Option as provided herein and in the Plan.

          Upon the occurrence of a Change of Control (as defined in the Plan), the Option shall immediately become exercisable with respect to all Shares subject thereto, regardless of whether the Option has vested with respect to such Shares.

          4.   Termination.  Unless terminated as provided in the Plan, the
               -----------
Option shall expire on the tenth anniversary of this grant.

          5.   Restriction on Transfer of Option.  Except as provided in
               ---------------------------------
the Plan with regard to a "qualified domestic relations order" as defined in Section 414(p) of the Internal Revenue Code, the Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution and during the lifetime of the Participant may be exercised only by the Participant or the Participant's guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.

          6.   Rights as a Stockholder.  The Participant shall have no
               -----------------------
rights as a stockholder with respect to any Shares covered by the Option until the Participant shall have become the holder of record of the Shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such Shares, except as otherwise specifically provided for in the Plan.

          7.   Provisions of Plan Control.  This Agreement is subject to
               --------------------------
all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. Any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. The annexed copy of the Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

          8.   Notices.  Any notice or communication given hereunder shall
               -------
be in writing and shall be deemed to have been duly given when delivered in person, when dispatched by Telegram or one business day after having been dispatched by a nationally recognized courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify in accordance with Article XII(D) of the Plan.):


          If to the Company, to:

               Steel of West Virginia, Inc.
               17th Street and 2nd Avenue
               Huntington, West Virginia  25703
               Attention: Chief Financial Officer

          If to the Participant, to:

               the address indicated on the signature page at the end of this Agreement.

          9.   No Obligation to Continue Employment.  This Agreement does
               ------------------------------------
not guarantee that the Company or any Designated Subsidiary will employ the Participant for any specific time period, nor does it modify in any respect the Company's or any Designated Subsidiary's right to terminate or modify the Participant's employment or compensation.


          IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.


                              STEEL OF WEST VIRGINIA, INC.


                              By:
                                 ---------------------------------
                                   Authorized Officer



                              ------------------------------------
                              [PARTICIPANT]
                              Address:


                                     3